Exhibit 99.1
Employers Holdings, Inc.
Investor Presentation
June, 2010

Safe Harbor Disclosure
This slide presentation is for informational purposes only. It should be read in conjunction with our Form 10-K for the year 2009, our Form 10-Qs and our
Form 8-Ks filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor Relations” section of our website at
www.employers.com.
Non-GAAP Financial Measures
In presenting Employers Holdings, Inc.’s (EMPLOYERS) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G. Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business. These measures should not be viewed as a substitute for those determined in accordance with GAAP.
The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year
2009, our Form 10-Qs and our Form 8-Ks filed with the Securities and Exchange Commission (SEC) and available in the “Investor Relations” section of our website at www.employers.com.
Forward-looking Statements
This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-
looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe”, "expect”, "anticipate”, "estimate" and "intend" or future or conditional verbs such as "will”, "would”,
"should”, "could" or "may”. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.

Any forward-looking statements made in this presentation reflect EMPLOYERS current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Copyright © 2010 EMPLOYERS. All rights reserved. EMPLOYERS® and America’s small business insurance specialist.® are registered trademarks of Employers Insurance
Company of Nevada. Employers Holdings, Inc. is a holding company with subsidiaries that are specialty providers of workers’ compensation insurance and services focused on select, small businesses engaged in low to medium hazard industries. The company, through its subsidiaries, operates in 30 states. Insurance subsidiaries include
Employers Insurance Company of Nevada, Employers Compensation Insurance Company, Employers Preferred Insurance Company, and Employers Assurance Company, all
rated A- (Excellent) by A.M. Best Company. Additional information can be found at: http://www.employers.com.

1

Overview
Business
• Specialty provider of workers’ compensation
 insurance
• Coverage generally required by statute
 ➢ Medical, temporary/permanent indemnity, death
Geographic
• 30 states with concentrations in CA, FL, WI, IL and
 NV
 ➢ Unique markets by state and area
Customers
• Small “main street” businesses
• Low-to-medium hazard exposure industries
 ➢ Top classes include restaurants, physicians, dentists,
 clerical, retail stores
• Distribution through agents and strategic partners
$38 billion
per year
industry
(2010, A.M. Best)
Highly
focused
business
model
Operate in
76% of total
market
(2010, A.M. Best)

2

Key Strategies
FOCUS
GROWTH
CAPITAL
• Target attractive
 small business
 market
• Maintain
 disciplined risk
 selection,
 underwriting,
 pricing and
 claims operations
• Focus on
 underwriting
 profitability
• Selectively
 expand into
 additional
 markets
• Increase
 penetration in
 current markets
• Leverage
 infrastructure,
 technology and
 systems
• Develop existing
 and new
 distribution
 partners
• Invest in core
 operations
• Invest in strategic
 acquisitions
• Return capital to
 shareholders

3

CA, 49.6%
FL, 6.5%
WI, 5.2%
NV, 6.0%
IL, 5.3%
Other,
27.4%
2008
Acquisition of
AmCOMP
Incorporated,
entry into IA
2007
Demutualization
and IPO - entry
into FL, IL and
OR
2005
Formation of
mutual hold co
Selectively Expanding Footprint
2000
2002
2006
2007
FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
MS
VT
NJ
DE
RI
2008
1913 - 1999
State WC
fund in NV
2000
Privatization
2002
Acquisition,
book of
business in
CA, UT, ID,
MT, CO
Entry into
TX, AZ
In Force Premiums Written (%)
3/31/10
GA

4

0
100
200
300
400
500
600
700
2002
2003
2004
2005
2006
2007
2008
2009
Q 1
2010
(TTM*)
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
In Force Policies
Net Premiums Written
$ million
# policies
Market Penetration
Purchased
Fremont Book
of Business
Purchased
AmCOMP
Incorporated
Policy Count ‘02-’09
CAGR = 9.3%
NPW ‘02-’09 CAGR = 10.2%
* Trailing Twelve Months
Substantive
M&A growth
History of
responsible,
strong in
force policy
growth
5.7% decrease in
unit count from
3/31/09 to
3/31/10
Maintaining
underwriting
discipline
5

Disciplined Risk Selection
Hazard Group A
Hazard Group B
Hazard Group C
Hazard Group D
Hazard Group E
Hazard Group F
Hazard Group G
Lower
Risk
Higher
Risk
EMPLOYERS = 83% of
Total In Force Premium,
Hazard Groups A - D
% In Force Premiums, 12/31/09
EMPLOYERS
Top 10 Classes
EMPLOYERS
Top 10 Classes
NCCI
Hazard
Group
%
In Force
Premium
Focused Guidelines and Selection within Industry-defined Classes
A	Restaurants	9.9
C	Physicians/Clerical	7.8
D	Automobile Services	6.6
B	Wholesale Stores	4.3
B	College Employee	2.6
B	Retail Stores	2.3
D	Machine Shops	1.8
C	Clerical	1.7
B	Hotel Employees	1.6
C	Grocery/Provision Stores	1.6
	Total Top 10	40.2
12%
21%
36%
14%
11%
5%

6

Delivering Superior Loss Ratios
Consistently Lower Loss and LAE Ratios than the Industry
75.2%
56.4%
61.4%
58.3%
37.9%
46.5%
47.1%
57.5%
56.3%
0%
25%
50%
75%
100%
2002
2003
2004
2005
2006
2007
2008
2009
Q 1 2010
Losses & LAE (before LPT deferred reinsurance gain)
Industry Losses & LAE Ratio
A.M. Best, “Aggregates and Averages”

7

Strategic Partnerships
Unique Distribution Network
Industry Focused
• 1,600 in place
• Strong relationships
 with agents
• Two key partners
 ➢ ADP
 ➢ Anthem Blue Cross
Restaurants and physicians
are our top two classes of
customers
• California Restaurant Association
 provider of choice
• California Medical Association
 sponsorship
• NFIB (National Federation of
 Independent Business)
Independent Agents and Brokers

8

Provide

Result

Contribute

ADP
Automatic Data Processing, Inc.

Anthem.

Granite Insurance Brokers

E-chx, Inc.

INTEGO

WELLS FARGO

Telepayroll.com, Inc.

Increasing Points of Access
Partnerships
… a distribution
advantage by
expanding market
reach and providing
local knowledge
… in high persistency
… about 20% of
in-force premiums
at 3/31/10
Largest payroll services company in the U.S.
Partner since 2002 - business originates with ADP’s field sales staff and insurance agency with “Pay-by-Pay” premium collection
Online payroll services and payment processing
One of the largest independent payroll processors in Southern CA
Partner since Q 1 2009
Small business payroll services - partner since Q 2 2008
Provider of insurance software services - partner since Q 4 2007
Specialty provider of payroll services/insurance broker
Partner since Q 4 2006, expanded alliance in 2008
Largest group health carrier in CA - exclusive relationship - use medical provider network
Partner since 2002 - business originated by health agents with a single bill to customers
9

Strong Retention Rates
Strategic Partnerships Result in Consistently Higher Retention Rates
* Trailing Twelve Months
89%
90%
89%
85%
81%
78%
92%
93%
92%
88%
88%
89%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005
2006
2007
2008
Overall retention
Strategic Markets
10

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

Superior Claims Management
In-house medical management staff
Comprehensive fraud program
Rigorous quality assurance processes
Dedicated subrogation unit
Pharmacy benefit management program
Claims professionals average over a decade of experience
• Coordinate care and manage medical costs
• URAC accreditation in case management and utilization review
• $5.9 million savings in 2009
• Ensure compliance with best practices and regulatory requirements
• Recoveries over $4.1 million in 2009
• Savings over $2.9 million in 2009
11

Key Highlights
INCOME STATEMENT ($ million except per share)	Q 1 2010	Q 1 2009
Net premiums earned	79.3	111.6
Net investment income	21.3	23.3
GAAP net income	16.1	20.9
Net income before the LPT	11.7	16.5
Earnings per share before the LPT	0.27	0.34
BALANCE SHEET ($ million)
Total investments	2,027.4	2,029.6
Cash and cash equivalents	190.3	191.6
Total assets	3,651.5	3,676.7
Reserves for loss and LAE	2,393.9	2,425.7
Shareholders’ equity	509.2	498.4
Equity including LPT deferred gain	893.4	887.0
UNDERWRITING
Loss ratio before LPT	56.3%	56.9%
Combined ratio before LPT	111.3%	103.6%
Change in net rate (premium in-force/insured payroll)	-1% (since 12/31/09) -5% (since 3/31/09)
Change in insured payroll	-7% (since 12/31/09) -17% (since 3/31/09)
FINANCIAL
Book value per share	$20.91	$20.67
Return on average adjusted equity (12 mos.)	6.9%	9.4%
Decreased underwriting and other
operating expense $4.2 million or 11.6%
Continued positive net rate in California
with little change in policy count
Continued favorable prior accident year
reserve releases of $11.1 million
Book value per share growth of 1.2% since
12/31/09 from $20.67 to $20.91 at 3/31/10

12

'02 - '09 CAGR = 17%
Financial Strength Rating of
A- (Excellent) by A.M. Best

215
339
431
531
640
698
578
661
550
0
200
400
600
800
2002
2003
2004
2005
2006
2007
2008
2009
Q 1 2010
Strong Capital Position
($ million)
.6 to 1
NPW/Statutory
Surplus Ratio
$355 million
extraordinary
dividends to
parent in 2008
Strong Growth in Statutory Surplus Provides a Solid Basis for Underwriting
On June 3, 2010, an extraordinary dividend of $150 million was paid to the holding company.
13

Claims 6/30/1995 and prior - Approximately 3,500 claims open as of 3/31/10 with 5% closing each year

Loss Portfolio Transfer (LPT)
 Remaining liabilities at 3/31/10: $878.5 million
Retroactive 100%
quota share
reinsurance
coverage for all
losses prior to
7/1/95
Gain on transaction
booked as statutory
surplus; deferred
and amortized
under GAAP
Non-recurring
transaction with no
ongoing cash
benefits or charges
to current
operations
3 Reinsurers: ACE,
Berkshire (NICO), XL
Fully collateralized under
agreement: largely
cash/short-term securities,
U.S. treasuries, and Wells
Fargo stock
Contract
($ million)
Total Coverage	$2,000

Original Reserves (Liabilities) Transferred	$1,525
Consideration	$ 775
Gain at 1/1/2000	750
Subsequent Reserve Adjustments	(147.5)
Gain at 3/31/10	$602.5
Accounting at 3/31/10
($ million)
Statutory Surplus Created	$602.5

Cumulative Amortization To Date	(218.3)

GAAP: Deferred Reinsurance Gain - LPT Agreement	$384.2

14

Return on Average Adjusted Equity, Increasing Book
Value per Share
NOTE: 50,000,002 pro forma shares prior to February 5, 2007 (IPO date)
 Return on Average Equity includes deferred gain related to the LPT - equity in the ROE calculation is averaged for the period
Book Value per Share (2)
* Trailing Twelve Months
$14.94
$16.21
$17.43
$20.67
$20.91
$12.14
16.7%
22.5%
13.2%
10.1%
7.5%
6.9%
$0
$5
$10
$15
$20
$25
2005
2006
2007
2008
2009
Q 1 2010
(TTM*)
0%
5%
10%
15%
20%
25%
30%
Adjusted Book Value per Share
Return on Average Adjusted Equity
15

Consistently Profitable Underwriting
Underwriting model targets a
100% combined ratio and a 12-
13% return on a premium dollar
NOTE: LPT percentages include reserve adjustments
84.9%
72.6%
85.6%
91.5%
102.5%
Expense ratio includes 1.2 points
of non-recurring restructuring
costs .
111.3%
58.3%
37.9%
46.5%
47.1%
57.5%
56.3%
10.7%
12.3%
12.8%
13.3%
8.9%
12.5%
16.0%
22.3%
26.3%
31.1%
36.0%
42.5%
2005
2006
2007
2008
2009
Q 1 2010
Loss & LAE Ratio Before the LPT
Commission Expense Ratio
Underwriting & Other Operating Expense Ratio
16

History of Reserve Strength
Reserve Review
Reserve Development
Net reserves for workers’ comp industry estimated to be deficient by $9 Billion at 12/31/09 (1)
(1) NCCI, “State of the Line” - May 6, 2010 - an increase of 50% from $6 billion in 2008
Net Calendar Year Reserve Releases for
Prior Accident Years ($ million)
$69.2
$37.6
$78.1
$107.1
$60.0
$11.1
$71.7
$51.4
2003
2004
2005
2006
2007
2008
2009
Q 1
2010
Quarterly
evaluation of prior
year reserves
and current year
los picks
Consider point
estimate of
independent
consulting
actuary
• Twice annually
Results from
senior
management to
Board Audit
Committee
2009: changed
external actuary
• Current AY loss
 estimates closer to
 consulting actuary
 pick, than historically

17

– $0.24 per share or approximately $11 million per year – future dividends subject to Board approval

– Since the IPO (2/5/07), repurchased 11 million shares, average price = $15.32 per share

– $50 million authorized in 2010, approximately $45 million remaining at 3/31/10

Prudent Capital Management
Share
Repurchases
Investing in the Future
Returning Capital to Shareholders
Holding Company Flexibility at 3/31/10
• Debt ratio - 12.9%
 – Wells Fargo Secured Credit Facility - $100 million remaining
 – $32 million of acquired surplus notes
• $300 million in cash and securities (nearly half tied to Wells Fargo Secured Credit Facility)
 – Includes ordinary dividends of $112 million from operating subsidiaries
• Extraordinary dividend of $150 million paid June 3, 2010
• Generating capital to invest in operations/securities
• Deploying capital - opportunistic acquisitions
 – Acquired AmCOMP (October, 2008) - equity value $189 million with expected savings of $20 - $22 million in 2010
• Controlling costs
 – Underwriting and other operating expense declined 11.6% over prior year’s first quarter
 – Extensive budget review with staff reductions in 2009 and 2010 (acquisition savings, consolidation and recognized efficiencies)
Dividends

18

• 97% fixed maturities with an
 average weighted AA+ rating
• Average book yield of 4.3%
• Tax equivalent book yield of
 5.5%
• Effective duration of 5.00
• Managed by Conning Asset
 Management
High Quality Investment Portfolio
Portfolio at 3/31/10
$2.0 billion fair market value
U.S
. treasury
securities
6.9%
U.S
. agency
securities
6.1%
Corporate
securities
17.7%
States
and
municipalities
50.5%
Residential
mortgage-
backed
securities
13.1%
Commercial
mortgage-
backed
securities
1.4%
Asset-backed
securities
0.7%
Equities
3.6%

19

High Quality Reinsurance
Program Structure, Effective 7/1/09
Reinsurance Management
Reinsurers by Market
100% rated A or better
Long-term relationships with
load reinsurers
Maintain a high quality reinsurance program
Focus on
select
small
business
provides a
natural
dispersion
of
exposure
across
markets
Bermuda
31%
Lloyds
30%
Europe
17%
USA
22%

20

Summary of Financial Strength
Strong
Underwriting
Leverage
Conservative
Reserving
High Quality
Investment
Portfolio
Catastrophe
Reinsurance
Program
.6 to 1 NPW to
Surplus at 3/31/10
$2 billion - nearly 97%
invested in fixed
maturities with
average weighted
rating of AA+
Track record of
reserve strength:
since IPO, $194
million favorable
prior AY reserve
development as of
3/31/10
Coverage up to
$200 M loss

21

Key Strengths
• Strong underwriting franchise with established presence in attractive markets
 – 97 year operating history - attractive, underserved target market segment with growth opportunities
• Unique, long-standing strategic distribution relationships
• Conservative risk profile and prudent capital management
• Strong financial position and strong balance sheet
 – rated A- by A.M. Best
• Experienced management team with deep knowledge of workers’
 compensation
 – average 27 years experience with the ability to manage through challenging operating conditions

22

Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com
10375 Professional Circle
Reno, NV 89521
(775) 327-2700

23

Stock Ownership Limitations
As a reminder to investors, Employers Holdings, Inc. (EMPLOYERS) owns four insurance companies, domiciled in three different states. These wholly-owned insurers are regulated by insurance commissioners and are subject to the statutes and regulations of the various states where they are domiciled and authorized to transact insurance. As a result, EMPLOYERS has the following stock ownership limitations, which must be satisfied prior to certain stock transactions.
● For a period of five years following the effective date of the Plan of Conversion of EMPLOYERS, which was February 5,
2007, no person may directly or indirectly acquire or offer to acquire in any manner beneficial ownership of 5% or more of any class of EMPLOYERS voting securities without the prior approval by the Nevada Commissioner of Insurance of an application for acquisition under Section 693A.500 of the Nevada Revised Statutes.
● Under Nevada insurance law, the Nevada Commissioner of Insurance may not approve an application for such acquisition unless the Commissioner finds that (1) the acquisition will not frustrate the plan of conversion as approved by our members and the Commissioner, (2) the board of directors of Employers Insurance Company of Nevada has approved the acquisition or extraordinary circumstances not contemplated in the plan of conversion have arisen which would warrant approval of the acquisition, and (3) the acquisition is consistent with the purpose of relevant Nevada insurance statutes to permit conversions on terms and conditions that are fair and equitable to the members eligible to receive consideration.
● Furthermore, any person or entity who individually or together with an affiliate (as defined by applicable law) seeks to directly or indirectly acquire in any manner, at any time, beneficial ownership of 5% or more of any class of EMPLOYERS voting securities, will be subject to certain requirements, including the prior approval of the proposed acquisition by certain state insurance regulators, depending upon the circumstances involved. Any such acquisition without prior satisfaction of applicable regulatory requirements may be deemed void under state law.

24

Appendix

Operating Organization
Employers Holdings, Inc.
Employers
Insurance Company
of Nevada
Employers
Compensation
Insurance Company
Employers
Preferred
Insurance Company
Employers
Occupational
Health, Inc.
Employers
Assurance
Company
Employers Group, Inc.

25

Income Statement ($ million)	2005	2006	2007	2008	2009
Gross Written Premium	$ 451.4	$ 386.8	$ 351.8	$ 318.4	$ 379.9
Net Written Premium	432.5	372.2	339.7	308.3	368.3
Net Earned Premium	438.3	393.0	346.9	328.9	404.2
Net Investment Income	54.4	68.2	78.6	78.1	90.5
Net Income	137.6	171.6	120.3	101.8	83.0
Net Income Before LPT	93.8	152.2	102.2	83.4	65.0
Balance Sheet ($ million)	2005	2006	2007	2008	2009
Total Investments	$ 1,595.8	$ 1,715.7	$ 1,726.3	$ 2,042.9	$ 2,029.6
Cash and Cash Equivalents	61.1	80.0	149.7	202.9	191.6
Total Assets	3,188.8	3,266.8	3,264.3	3,825.1	3,676.7
Reserves for Loss and LAE	2,350.0	2,307.8	2,269.7	2,506.5	2,425.7
Shareholders’ Equity	144.6	303.8	379.5	444.7	498.4
Equity Including LPT Deferred Gain	607.0	746.8	804.5	851.3	887.0
Selected Operating Results

26

Regional, Pricing Trends 9/30/09 thru 7/01/10
ME
NY
NH
MA
CT
VT
NJ
RI
KY
OH
IN
MO
IA
MN
IL
MIDWEST
KS
NE
SD
ND
NM
TX
OK
MT
WY
CO
UT
ID
AZ
NV
WESTERN
WA
CA
OR
PACIFIC
Corporate Headquarters
Regional Headquarters
MD
PA
VA
WV
NC
TN
AL
AR
LA
GA
MS
DC
SC
FL
SOUTHEAST
 States Licensed, actively writing
States Licensed, not actively writing
%  Employers Insurance Co of NV (EICN)
%   Employers Comp Ins Company (ECIC)
%  Employers Assurance Co (EAC)
%  Employers Preferred Insurance Co (EPIC)
+3.0%
-7.4%
-4.2%
-9.7%
-2.6%
-18.8%
-0.1%
-24.5%
+7.0%
-6.8%
-6.8%
-6.8%
-6.7%
-37.4%
+2.3%
-28.7%
+22.0%
-6.1%
-27.0%
-29.8%
+3.7%
-14.3%
+14.2%
-28.1%
-19.1%
-28.3%
+4.4%
-37.8%
-13.7%
-1.1%
-1.3%
-34.7%
+2.2%
-42.1%
-9.6%
-9.6%
+5.8%
-32.6%
-21.2%
-10.0%
-2.8%
+0.4%
+0.4%
-4.2%
-7.6%
-7.5%
+6.2%
-28.1%
-5.8%
-5.8%
+8.7%
-24.1%
-0.1%
-0.1%
-6.4%
+1.9%
-4.2%
-4.2%
-4.2%
+3.0%
+3.0%

27